SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2003

KIRKLAND’S, INC.

(Exact Name of Registrant as Specified in Charter)

TENNESSEE	000-49885	62-1287151
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)

805 NORTH PARKWAY
JACKSON, TENNESSEE 38305
(Address of principal executive offices)

(731)668-2444
(Registrant’s telephone number, including area code)

Signatures
Exhibit Index
Ex-99.1 Press Release

Item 7. Financial Statements and Exhibits

(c)	Exhibits

Exhibit Number	Description

99.1	Press Release dated May 8, 2003 announcing sales for the 13-week period ended May 3, 2003.

Item 9. Regulation FD Disclosure.

     This Current Report on Form 8-K is being furnished pursuant to Item 12. See “Item 12. Results of Operations and Financial Condition” below, the contents of which are incorporated by reference into this Item 9.

Item 12. Results of Operations and Financial Condition.

     On May 8, 2003, Kirkland’s, Inc. issued a press release announcing sales for the 13-week period ended May 3, 2003. A copy of the press release is filed herewith as Exhibit 99.1.

Signatures

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIRKLAND’S, INC.

Date: May 9, 2003	By:	/s/Robert E. Alderson

Robert E. Alderson President and Chief Executive Officer

Exhibit Index

Exhibit Number	Description

99.1	Press Release dated May 8, 2003 announcing sales for the 13-week period ended May 3, 2003